UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2006

INTERNATIONAL RECTIFIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7935	95-1528961
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

233 Kansas Street El Segundo, California		90245
(Address of principal executive offices)		(Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

Purchase Agreements

On November 8, 2006, International Rectifier Corporation (the “Company”) and certain of its affiliates entered into a Master Purchase Agreement (the “Master Purchase Agreement”), an Asset Purchase Agreement (the “Asset Purchase Agreement”) and various Stock Purchase Agreements (each, a “Stock Purchase Agreement”, and together with the Master Purchase Agreement and the Asset Purchase Agreement, the “Purchase Agreements”) with Vishay Intertechnology, Inc., a Delaware corporation (“Vishay”).

The following description of the Purchase Agreements (and the exhibits thereto) does not purport to be complete and is qualified in its entirety by reference to the copy of each of the Purchase Agreements which are filed as Exhibit 2.1 through Exhibit 2.8 to this Report, respectively, and are incorporated herein by this reference.

Pursuant to the Purchase Agreements, the Company will sell to Vishay its Power Control Systems (PCS) business, which includes discrete planar MOSFETs, discrete diodes and rectifiers, discrete thyristors, multi-chip modules not including integrated circuits and certain other specified products.  As part of the transaction, the Company and certain of its affiliates will sell all of the outstanding capital stock (collectively, the “Shares”) of International Rectifier Canada Limited, International Rectifier Electronic Motion Systems Ltd., IR Germany Holdings GmbH, International Rectifier (India) Limited, International Rectifier Corporation Italiana S.p.A. and Xi’an IR Micro-Electronics Co., Ltd. (collectively, the “Target Companies”) as well as certain of the assets used in connection with the PCS business (the “Assets”), free and clear of all Encumbrances other than Permitted Encumbrances (each as defined in the Asset Purchase Agreement).  Vishay will assume certain Assumed Liabilities (as defined in the Asset Purchase Agreement) with respect to the Assets being purchased pursuant to the Asset Purchase Agreement.  The purchase price is approximately U.S. $289,700,000 (subject to adjustment as set forth in the Master Purchase Agreement).

The Purchase Agreements contain customary representations and warranties.  The representations and warranties have been made solely for the benefit of the parties to the Purchase Agreements and should not be relied on by any other person except as specified in the Purchase Agreements.  In addition, such representations and warranties (i) have been qualified by disclosure schedules, (ii) are subject to the materiality standards and other limitations set forth in the Purchase Agreements, which may differ from what may be considered to be material by investors, and (iii) were made only as of the date of the Purchase Agreements or such other dates as specified in the Purchase Agreements.

The Master Purchase Agreement provides for the Company to indemnify Vishay, subject to certain exceptions and limitations, for losses resulting from the breach of the representations, warranties and covenants of the Company, any Excluded Liabilities (as defined in the Asset Purchase Agreement) and certain other liabilities set forth in the Master Purchase Agreement.  The Master Purchase Agreement also provides for the Company to be indemnified by Vishay, subject to certain exceptions and limitations, for losses resulting from the breach of the representations, warranties and covenants of Vishay, any Assumed Liabilities, the operation of the Target Companies after the closing date and for certain other liabilities set forth in the Master Purchase Agreement.

The obligation of the Company and Vishay to complete the purchase and sale of the Shares and the Assets is subject to customary conditions.  Prior to the closing, the Company will transfer certain assets from the Target Companies which will be retained by the Company and its affiliates, and the Company will also effect certain other reorganization transactions.  Any party may terminate the Purchase Agreements if the closing has not occurred on or before February 26, 2007.

The Master Purchase Agreement provides that, for a period of seven years after the closing, the Company and its affiliates will not engage in the PCS Business (as defined in the Master Purchase Agreement) anywhere in the world, subject to certain specified product exceptions set forth in the Master Purchase Agreement.  The Company and Vishay have also agreed that, notwithstanding the non-compete agreement, nothing will prevent the Company or its affiliates from competing against the products of the PCS Business with functional or application competitive products, as long as such competing products do not belong to any of the product families comprising the PCS Business (as defined in the Master Purchase Agreement).

License Agreements

Concurrently with the closing of the purchase and sale of the Shares and the Assets, the Company will enter into four (4) license agreements (collectively, the “License Agreements”) pursuant to which the Company will license (i) certain of its technology related to the PCS business to Vishay on a non-exclusive, perpetual and royalty-free basis and (ii) certain of its trademarks for specified periods of up to two (2) years after closing.  Vishay, in turn, will license back to the Company the technology that is being provided to it in connection with the transactions contemplated by the Purchase Agreements on a non-exclusive, perpetual and royalty-free basis.  Copies of the proposed License Agreements are attached as Exhibits D1, D2, E1 and E2 to the Master Purchase Agreement.

Transition Services and Supply Agreements

On November 8, 2006, the Company and Vishay entered into a Transition Services Agreement relating to the provision by the Company to Vishay of certain specified services in respect of the PCS Business after closing (including information technology services).  A copy of the Transition Services Agreement is attached hereto as Exhibit 99.1.  In addition to the License Agreements, and concurrently with the closing of the purchase and sale of the Shares and the Assets, the Company will enter into the following transition services and supply agreements (collectively, the “Transition Services and Supply Agreements”): (i) a Transition Products Services Agreement relating to the provision by the Company to Vishay of certain wafer and packaging services, (ii) an IGBT Auto Die Supply Agreement relating to the provision of certain die and other products by the Company to Vishay and (iii) a Transition Buyback Agreement relating to the provision of certain die products by Vishay to the Company.  Copies of the proposed Transition Services and Supply Agreements are attached as Exhibits G, H1 and H2 to the Master Purchase Agreement.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
2.1*

Master Purchase Agreement dated as of November 8, 2006, by and between International Rectifier Corporation and Vishay Intertechnology, Inc. with respect to all outstanding capital stock of the Target Companies and certain of the assets of International Rectifier Corporation

2.2*

Asset Purchase Agreement dated as of November 8, 2006, by and among International Rectifier Corporation, International Rectifier Southeast Asia Pte, Ltd. and Vishay Intertechnology, Inc. with respect to certain assets of its Power Control Systems Business.

2.3

Stock Purchase Agreement dated as of November 8, 2006, by and between International Rectifier Corporation and Vishay Intertechnology, Inc. with respect to all outstanding capital stock of International Rectifier Electronic Motion Systems Ltd.

2.4

Stock Purchase Agreement dated as of November 8, 2006, by and between International Rectifier Corporation and Vishay Intertechnology, Inc. with respect to all outstanding capital stock of International Rectifier Canada Limited.

2.5

Stock Purchase Agreement dated as of November 8, 2006, by and between International Rectifier Corporation and Vishay Intertechnology, Inc. with respect to all outstanding capital stock of IR Germany Holdings GmbH.

2.6

Stock Purchase Agreement dated as of November 8, 2006, by and between International Rectifier Corporation and Vishay Intertechnology, Inc. with respect to all outstanding capital stock of International Rectifier (India) Limited.

2.7

Stock Purchase Agreement dated as of November 8, 2006, by and between International Rectifier Corporation and Vishay Intertechnology, Inc. with respect to all outstanding capital stock of International Rectifier Corporation Italiana S.p.A.

2.8

Stock Purchase Agreement dated as of November 8, 2006, by and between International Rectifier Corporation and Vishay Intertechnology, Inc. with respect to all outstanding capital stock of Xi’an IR Micro-Electronics Co., Ltd.

99.1	Transition Services Agreement, dated as of November 8, 2006, by and between International Rectifier Corporation and Vishay Intertechnology, Inc.

*              Confidential treatment has been requested with respect to the omitted portions of this Exhibit, which portions have been filed separately with the Securities and Exchange Commission.  Certain schedules have been omitted in reliance upon Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish the SEC, supplementally, with a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL RECTIFIER CORPORATION

Date: November 13, 2006	By	/s/ Donald R. Dancer
Donald R. Dancer, Secretary and General Counsel

Exhibit Index

Exhibit Number	Description
2.1*

Master Purchase Agreement dated as of November 8, 2006, by and between International Rectifier Corporation and Vishay Intertechnology, Inc. with respect to all outstanding capital stock of the Target Companies and certain of the assets of International Rectifier Corporation.

2.2*

Asset Purchase Agreement dated as of November 8, 2006, by and among International Rectifier Corporation, International Rectifier Southeast Asia Pte, Ltd. and Vishay Intertechnology, Inc. with respect to certain assets of its Power Control Systems Business.

2.3

Stock Purchase Agreement dated as of November 8, 2006, by and between International Rectifier Corporation and Vishay Intertechnology, Inc. with respect to all outstanding capital stock of International Rectifier Electronic Motion Systems Ltd.

2.4

Stock Purchase Agreement dated as of November 8, 2006, by and between International Rectifier Corporation and Vishay Intertechnology, Inc. with respect to all outstanding capital stock of International Rectifier Canada Limited.

2.5

Stock Purchase Agreement dated as of November 8, 2006, by and between International Rectifier Corporation and Vishay Intertechnology, Inc. with respect to all outstanding capital stock of IR Germany Holdings GmbH.

2.6

Stock Purchase Agreement dated as of November 8, 2006, by and between International Rectifier Corporation and Vishay Intertechnology, Inc. with respect to all outstanding capital stock of International Rectifier (India) Limited.

2.7

Stock Purchase Agreement dated as of November 8, 2006, by and between International Rectifier Corporation and Vishay Intertechnology, Inc. with respect to all outstanding capital stock of International Rectifier Corporation Italiana S.p.A.

2.8

Stock Purchase Agreement dated as of November 8, 2006, by and between International Rectifier Corporation and Vishay Intertechnology, Inc. with respect to all outstanding capital stock of Xi’an IR Micro-Electronics Co., Ltd.

99.1	Transition Services Agreement, dated as of November 8, 2006, by and between International Rectifier Corporation and Vishay Intertechnology, Inc.

*              Confidential treatment has been requested with respect to the omitted portions of this Exhibit, which portions have been filed separately with the Securities and Exchange Commission.  Certain schedules have been omitted in reliance upon Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish the SEC, supplementally, with a copy of any omitted schedule upon request.